UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2025

Dynamix Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	333-280719	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1980 Post Oak Blvd., Suite 100

PMB 6373

Houston, TX, 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792 5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which each class is registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DYNXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DYNX	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	DYNXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2025, Dynamix Corporation (the “Company”) entered into an advisory services agreement (the “Advisory Services Agreement”) with Volta Tread, LLC (the “Service Provider”), which is owned and controlled by Andrea Bernatova and Nader Daylami, the Company’s chief executive officer and chief financial officer, respectively. Pursuant to the Advisory Services Agreement, the Service Provider will provide management, consulting and other advisory services to the Company in connection with its initial business combination. In consideration for these services, the Company will pay to the Service Provider an annual fee, payable on a monthly basis, in an amount not exceeding 10% of the interest earned on the funds held in the Company’s trust account until the consummation of a business combination of the Company. The Company will also reimburse the Service Provider and any of its affiliates for such reasonable, documented out-of-pocket costs and expenses incurred in favor of third parties in connection with the services rendered under the Advisory Services Agreement and the negotiation and consummation of the business combination.

The Advisory Services Agreement shall remain in effect until the parties mutually agree in writing to its termination or upon the consummation of the business combination.

The foregoing description of the Advisory Services Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Advisory Services Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Advisory Services Agreement, dated as of February 4, 2025, by and between Dynamix Corporation and Volta Tread LLC.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIX CORPORATION

Date: February 7, 2025	By:	/s/ Andrea Bernatova
		Name:	Andrea Bernatova
		Title:	Chief Executive Officer

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